UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2009

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street

P.O. Box 7000, El Dorado, Arkansas 71731-7000

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Murphy Oil Corporation (“Murphy Oil”, “Murphy”, or the “Company”) anticipates filing a Form S-3 registration statement with the U.S. Securities and Exchange Commission in the third quarter 2009 to place a shelf registration on file to be used, if needed, in the future to offer for sale bonds, notes, Common Stock, or other securities. The Company is filing this Current Report on Form 8-K to reflect a required accounting adjustment following the sale of the Company’s Ecuador operations in March 2009 for the purpose of incorporation by reference of these statements in the Form S-3 registration statement. As discussed in Note C to the Consolidated Financial Statements included herein in Exhibit 99.3 and also in Note B of Murphy Oil’s Form 10-Q for the three-month period ended March 31, 2009 and the six-month period ended June 30, 2009, as filed with the U.S. Securities and Exchange Commission on May 7, 2009 and August 7, 2009, respectively, the Company sold its operations in Ecuador on March 12, 2009. Due to the sale, all operating results for the Company’s Ecuador operations are reported as discontinued operations. This Form 8-K includes restated consolidated financial statements for the three-year period ended December 31, 2008 to present all Ecuador operations as discontinued operations.

The Company has adjusted in Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K the following information contained in its 2008 Form 10-K as filed on February 27, 2009 to reflect Ecuador operations as discontinued operations:

Item 6.	Selected Financial Data

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8.	Financial Statements and Supplementary Data

Please note that other than the adjustments to present Ecuador operations as discontinued operations in this Current Report on Form 8-K, the Company has not otherwise updated or modified in this report the financial information or business discussion for activities or events occurring after February 27, 2009, the date the Company filed its 2008 Form 10-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including the Company’s other Current Reports on Form 8-K and Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2009 filed on May 7, 2009 and for the six-month period ended June 30, 2009 filed on August 7, 2009, which include among other matters, updated information for actual and expected 2009 production and legal matters.

Item 9.01.	Financial Statements and Exhibits

Number	Description

99.1	Item 6.	Selected Financial Data (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).

99.2	Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).

99.3	Item 8.	Financial Statements and Supplementary Data (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart
Vice President and Controller

Date: September 2, 2009

Exhibit Index

99.1	Item 6.	Selected Financial Data (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).

99.2	Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).

99.3	Item 8.	Financial Statements and Supplementary Data (adjusted to reflect presentation of results of the Company’s Ecuador operations as discontinued operations).